UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 16, 2011

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)
(704) 386-5681
(Registrant’s telephone number, including area code)
Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act.
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 16, 2011, the Board of Directors (the “Board”) of Bank of America Corporation (the “Company”) appointed Mukesh D. Ambani to the Company’s Board. The Board also appointed Mr. Ambani to serve on the Board’s Compensation and Benefits Committee and Credit Committee.
Item 9.01 Financial Statements and Exhibits.
(d)      Exhibits.
The following exhibit is filed herewith:

Exhibit
Number	Description

99.1	Press Release dated March 16, 2011 of Bank of America Corporation
* * *

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2011

BANK OF AMERICA CORPORATION

	By:	/s/ Craig T. Beazer

Craig T. Beazer Deputy General Counsel

Exhibit Index

Exhibit
Number	Description

99.1	Press Release dated March 16, 2011 of Bank of America Corporation